BMO Metals and Mining Conference February 2026 Exhibit 99.1

Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this release and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the influence of a single investor group over our policies and procedures; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our most recent annual report on Form 10-K for the year ended December 31, 2025, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.  2

A leading distributor and metal solutions provider with digital network across North America  Improved customer experiences through innovation, integration and supply-chain optimization  Shape and Metal Mix per 10-K 2025 revenue; 1For adj. EBITDA excl. LIFO calculation please see Appendix Revenue ($B) Adjusted EBITDA1 ($) Headquarters Chicago, IL Operating Locations 106 2025 Revenue $4.6B 2025 Adj. EBITDA1 $139M 2025 Adj. EBITDA Margin 3.0% Market Capitalization $0.8B Net Debt $436M Global Employees ~4,300 Ryerson – Pre- Olympic Merger Financials metrics are 2025; market cap as of December 31, 2025 Metal Mix Shape Mix 3

RYERSON – POST-OLYMPIC MERGER

RYERSON

Headquarters	Chicago, IL
Operating Locations	~160
Pro forma Revenue	$6.5B
Pro forma Adj. EBITDA	~$325M
Pro forma Adj. EBITDA Margin	~5%
Market Capitalization	$1.2B
Net Debt	~$925M
Global Employees	~6,400

Pro Forma Product Mix



Other 1%
Aluminum 18%
Carbon Flat 34%
Stainless 23%
Carbon Plate 10%
Carbon Long 14%



Ryerson locations
Olympic Steel locations

Revenue and EBITDA metrics are 2024 pro forma Form S-4, effective January 14th, 2026, including year 1 expected synergies; pro forma product mix based on 2024 filings; Net debt and market cap as of February 18, 2026; Q1 2026 revenue is expected to be in the range of $1.52 to $1.58B and Adj. EBITDA, excl. LIFO in the range of $63 and $67 million; see Appendix for Net Debt and Pro Forma Adj. EBITDA reconciliation

4

CREATES CLEAR NUMBER TWO METALS SERVICE CENTER IN NORTH AMERICA top metal service centers – 2024 revenue ($b) Source: Metal Center News, 2025 Top 50 Service Centers Report Note: Based on selected competitors only NA + 5

1Competitor product mixes based on respective 2024 10-K/10-Q reports; 2Bright metals composed of stainless steel and aluminum Ryerson’s scale and intelligently interconnected network create a competitive advantage to provide customers with tailored supply chain solutions Pro Forma Revenue1 Mix Compared to Peers Leading metal solutions provider 2 6

Niche markets less cyclical and higher returns Highly engineered value-added processing drives higher EBITDA, with % of revenue increasing OLYMPIC STEEL – DELIVERING STRONG RETURNS WITH LESS VOLATILITY Source: Company filings Note: Between 2014 – 2024 High-volume business Margin enhancement through value-added processing and successful acquisition of metal-intensive branded products Focus on higher margin products and fabrication Stainless steel and aluminum Fastest-growing segment, serving growth markets Higher returns vs. carbon service centers Recent expansion of processing capabilities and successful M&A integration Exposure to broader end-markets Carbon Flat Products 57% of total revenue Specialty Metals Flat Products 26% of total revenue Tubular and Pipe Products 17% of total revenue 7

COMPELLING SYNERGY OPPORTUNITY

OVERVIEW

~$120M	33%	100%	>$190M
Expected Annual Run Rate Synergies[1]	Expected implementation by end of Year 1	Expected implementation by end of Year 2	Pro Forma Free Cash Flow[2]

4 Key Pillars Underpinning Synergy Realization

Procurement

~$40M

- Improved purchasing efficiency
- Lower costs per touch – plant transfers and final mile delivery
- Scalable IT systems for optimizing inventories at the local plant level

Efficiency Gains

~$25M

- Functional area and administrative redundancy cost-outs
- Higher capacity utilization across the combined network drives productivity, increases in revenue and tons shipped per employee, and improved expense leverage

Commercial Enhancement

~$20M

- Scaled combined fabrication network at higher than “general line service center margins”
- Transactional business growth through commercial portfolio optimization
- Program-OEM growth in North America serving more OEM locations with lower cost supply chains

Network Optimization

~$35M

- Optimized asset utilization across the platform
- Movement of equipment to higher return locations
- Sharing of equipment and inventory to drive market share growth

Note: [1] Synergy estimate is preliminary and subject to change; synergy realization subject to estimated ~40M non-recurring cost to achieve across years 1 & 2; [2] 2024 Figure includes run-rate synergies of $120M, tax effected

8

PRIMED TO CAPTURE ATTRACTIVE RETURNS

SIGNIFICANT CAPITAL INVESTED



($M)
Ryerson Capex
Olympic Steel Capex[1]
$125
$20
$105
$143
$21
$122
$129
$29
$100
$87
$35
$52
2022
2023
2024
2025

SELECT HIGHLIGHTS

$480M+
Total four-year investment[1]

20%+
Targeted Project ROI on growth capex investments[2]

RYERSON



- University Park – New CS&W HQ
- Shelbyville expansion
- Centralia Pacific NW
- Ryerson.com 3.0
- Atlanta Tube Laser Center
- ERP Integration Progress

OLYMPICSTEEL



- New cut-to-length line in Minneapolis, MN
- New white metals cut-to-length line in Schaumburg, IL
- Automation of the Chambersburg, PA warehouse and fabrication operations
- Expansion of Action Stainless' presence in Houston, TX
- High-speed stainless slitter at Berlin Metals

Note: [1] Olympic Steel's 2025 capex is estimated; Combined company estimated to require $40 – 50M in annual maintenance capex; [2] Per management targets

9

Moving Up the Value Chain TOGETHER Distribution Digital distribution platform Transport and fleet management Inventory and fulfillment optimization Processing Slitting Tempering Blanking Annealing Coating Polishing Finished Parts End-to-end fabrication expertise Strategic manufacturing footprint Integrated engineering Kits & Assemblies Custom kits and subassemblies Pre-cut components Integration with OEM manufacturing Value-Add / Value Engineer Multi-step processing Highly engineered cuts and modifications Build-to-print & precision processing Advanced Processing End Products Stainless steel bollards Custom water treatment systems Industrial hoppers Service station canopies HVAC and air filtration/venting systems 10

SUCCESSFULLY CLOSED MERGER

RYERSON + OLYMPIC STEEL

Presence	✓ Creates the second largest metals service center in North America, processing ~2.9M tons and generating ~$6.5B+ in revenue annually[1]
Ideal match	✓ Presence in key regions strengthens competitiveness, diversifies end products and markets, densifies our network closer to the customer, and presents a compelling opportunity to create an optimized footprint
Margin expansion	✓ The addition of Olympic Steel's value-added downstream business lines is accretive to margins and will provide incremental stability through all cycles
Synergies	✓ Expect ~$120 million of annual synergies via procurement integrations, efficiency gains, commercial enhancement and network optimization by the end of year two
Accelerated growth	✓ Strong free cash flow bolsters the ability to invest organically and execute a disciplined M&A strategy
Talent	✓ Combining of deeply experienced management and leadership teams
Deleveraging	✓ Expected pro forma leverage post-closing below 3x[2], ensuring balance sheet flexibility
Improved access to capital markets	✓ Expanded shareholder base improves trading liquidity in public equity markets

Note: [1] Per 2024 company results; [2] LTM calculation assumes 50% run-rate synergy credit per ratings agency convention, referencing Ryerson and Olympic Steel earnings and balance sheet figures per earnings releases dated 10/28/2025

11

Appendix

SYNERGIES Estimated annual synergies of ~$120M, with expected 33% realization in year 1, and 100% by early 2028 Parties hold very high conviction in achieving synergies, with one-time implementation costs estimated to be approximately ~$40M LEADERSHIP Michael Siegal appointed as Chairman of the Board Olympic Steel has appointed three other mutually satisfactory directors to the combined company’s expanded 11-member board Eddie Lehner serving as CEO with Rick Marabito as President and COO TRANSACTION OVERVIEW All-stock merger with Olympic Steel Olympic Steel shareholders received 1.7105 Ryerson shares for every share of Olympic Steel owned Olympic Steel shareholders’ ownership of combined entity ~37% FINANCIAL IMPACT Expected to be immediately accretive pre-synergies, with meaningful incremental accretion as synergies are realized 2024 combined pro forma revenue of $6.5B+ and EBITDA margin of ~6%, including forecasted run-rate synergies TRANSACTION OVERVIEW FUNDING AND LEVERAGE Combined entity expected to benefit from immediately reduced pro forma leverage below 3x post-close1 No impact expected to ratings, with flexibility retained to deploy organic and inorganic growth capital immediately post-closing Source: Company filings, Note: 1 LTM calculation assumes 50% run-rate synergy credit per ratings agency convention, referencing Ryerson and Olympic Steel earnings and balance sheet figures per earnings releases dated 10/28/2025 14

U.S. ISM Purchasing Managers Index Commodity prices since Dec. 2017 U.S. Industrial Production 1Sources: Bloomberg: prices through February 16, 2026; US Industrial Production MoM and US ISM Purchasing Managers Index from Trading Economics Macro & commodity Environment Futures

Financial priorities BALANCE SHEET MINDFULNESS Maintain leverage ratio through the cycle of 0.5x to 2.0x  RE-INVEST IN BUSINESS Invest in strong ROI capital projects Continue digital infrastructure initiatives to drive excellent customer experiences Disciplined, strategic M&A RETURNS TO SHAREHOLDERS Dividends Continue opportunistic deployment of $50M share repurchase authorization

Non-GAAP Reconciliation Note: EBITDA represents net (loss) income before interest and other expense on debt, provision (benefit) for income taxes, depreciation and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain on sale of assets, gain on settlements, loss on retirement of debt, gain on benefit plan curtailment, pension settlement charges, and foreign currency transaction gains and losses, gain on bargain purchase, and purchase considerations among other items. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income (loss) or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies.

Pro Forma Adj. EBITDA Reconciliation 2026 Adjusted EBITDA projections per Ryerson’s S-4 filing on January 13, 2026; Year 1 synergy attainment of $40M represents 33% attainment of projected $120M of annualized synergies. Q1 2026 guidance as published on form 8-K on February 19,2026 Adjusted EBITDA means Ryerson’s net income before interest and other expense on debt, provision for income taxes, depreciation, amortization, and last-in, first out inventory adjustments, giving further effect to, among other things, gain on insurance settlement, reorganization expenses, impairment charges on assets, pension settlement loss, benefit plan curtailment gain, foreign currency transactions gains and losses, and purchase consideration and other transaction costs (credits).

Quarterly Non-GAAP Reconciliation Ryerson legacy; does not include Olympic Steel

Annual Non-GAAP Reconciliation 20 Ryerson legacy; does not include Olympic Steel leverage ratio, Free cash flow, and operating expense Reconciliations 21 Ryerson legacy; does not include Olympic Steel